Exhibit 99.2

First Quarter 2021 Earnings Supplemental Three Months Ended March 31, 2021 www.globalmedicalreit.com NYSE: GMRE

GLOBAL MEDICAL REIT

Corporate Information and Analyst Coverage

Executive Team	
Jeffrey Busch	Chief Executive Officer, Chairman and President
Alfonzo Leon	Chief Investment Officer
Danica Holley	Chief Operating Officer
Bob Kiernan	Chief Financial Officer and Treasurer
Jamie Barber	General Counsel and Corporate Secretary

Board of Directors	
Jeffrey Busch	Chief Executive Officer, Chairman and President
Henry Cole	Lead Independent Director and Compensation Committee Chair
Paula Crowley	Director
Matthew Cypher, Ph.D.	Investment Committee Chair
Zhang Huiqi	Director
Zhang Jingguo	Director
Ronald Marston	Nominating and Corporate Governance Committee Chair
Dr. Roscoe Moore	Director
Lori Wittman	Audit Committee Chair

Sell-Side Analyst Coverage

Firm	Name	Email	Phone
Baird	Amanda Sweitzer	asweitzer@rwbaird.com	414.298.1706
Berenberg Capital	Connor Siversky	connor.siversky@berenberg-us.com	646.949.9037
BMO	Juan Sanabria	juan.sanabria@bmo.com	312.845.4074
B. Riley Securities	Bryan Maher	bmaher@brileyfbr.com	646.885.5423
Compass Point	Merrill Ross	mross@compasspointllc.com	202.534.1392
Janney	Robert Stevenson	robstevenson@janney.com	646.448.3028
National Securities	Gaurav Mehta	gmehta@yournational.com	212.417.8008
Stifel	Stephen Manaker	manakers@stifel.com	212.271.3716

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Transfer Agent	Investor Relations
2 Bethesda Metro Center, Suite 440	New York Stock Exchange	American Stock Transfer & Trust Company	Evelyn Infurna – Evelyn.Infurna@icrinc.com; 203.682.8265
Bethesda, MD 20814	**Ticker:** GMRE	800.937.5449	

1Q-2021| Earnings Supplemental

2

GLOBAL MEDICAL REIT

Select Quarterly Financial Data

(unaudited, and in thousands, except per share and unit amounts)

As of Period End (unless otherwise specified)	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Market capitalization (common and OP)	$ 820,135	$ 668,999	$ 676,971	$ 546,219	$ 475,346
Market price per share - common	$ 13.11	$ 13.06	$ 13.50	$ 11.33	$ 10.12
Common shares and OP units outstanding	62,558	51,225	50,146	48,210	46,971
Preferred equity	$ 74,959	$ 74,959	$ 74,959	$ 74,959	$ 74,959
Common equity	$ 506,942	$ 369,846	$ 359,568	$ 352,962	$ 340,642
Noncontrolling interest	$ 13,918	$ 12,955	$ 14,680	$ 14,788	$ 23,189
Total stockholders' equity	$ 595,819	$ 457,760	$ 449,207	$ 442,709	$ 438,790
Investment in real estate, gross	$ 1,186,475	$ 1,142,905	$ 1,061,380	$ 996,876	$ 974,688
Borrowings:					
Credit Facility - revolver, gross	$ 73,500	$ 175,200	$ 108,200	$ 119,200	$ 129,450
Credit Facility - term loan, gross	$ 350,000	$ 350,000	$ 350,000	$ 300,000	$ 300,000
Notes payable, gross	$ 65,582	$ 65,772	$ 65,958	$ 51,278	$ 39,282
Weighted average interest rate for quarter	3.17%	3.22%	3.32%	3.38%	3.81%
Debt Covenants:					
Leverage ratio (as defined in Credit Facility)	41.1%	51.7%	49.6%	47.0%	47.7%
Fixed charge coverage ratio for quarter (1.50x minimum allowed)	2.88	2.77	2.66	2.51	2.38

Three Months Ended	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Rental revenue	$ 27,325	$ 24,895	$ 25,055	$ 22,036	$ 21,533
Interest expense	$ 5,037	$ 5,064	$ 4,864	$ 4,375	$ 4,378
Management fees - related party	$ -	$ -	$ -	$ 2,021	$ 2,002
G&A expenses	$ 4,383	$ 4,426	$ 4,027	$ 1,643	$ 1,839
Depreciation and amortization expenses	$ 10,853	$ 10,138	$ 9,517	$ 8,941	$ 7,757
Operating expenses	$ 3,687	$ 2,612	$ 3,619	$ 2,336	$ 2,303
Management internalization expense	$ -	$ -	$ 12,580	$ 920	$ 504
Total expenses	$ 24,026	$ 22,338	$ 34,677	$ 20,383	$ 18,832
Net income (loss) attributable to common stockholders	$ 1,756	$ 1,063	$ (10,268)	$ 204	$ 1,255
Net income (loss) per share	$ 0.03	$ 0.02	$ (0.22)	$ -	$ 0.03
Wtd. avg. basic and diluted common shares (GAAP)	52,671	48,496	46,908	45,404	44,182
FFO*	$ 12,694	$ 11,249	$ (1,518)	$ 9,158	$ 9,119
FFO per share and unit*	$ 0.23	$ 0.22	$ (0.03)	$ 0.19	$ 0.19
AFFO*	$ 13,556	$ 12,383	$ 11,649	$ 10,339	$ 9,599
AFFO per share and unit*	$ 0.24	$ 0.24	$ 0.23	$ 0.21	$ 0.20
Wtd. avg. common shares, OP and LTIP units	56,317	52,076	50,233	48,515	47,874

1Q-2021 Earnings Supplemental * See Page 9 for a reconciliation of non-GAAP financial measures for Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO).

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GLOBAL MEDICAL REIT

Business Summary

FIRST QUARTER OPERATING SUMMARY

- Net income attributable to common stockholders was $1.8 million, or $0.03 per diluted share, as compared to $1.3 million, or $0.03 per diluted share, in the comparable prior year period.
- Funds from Operations ("FFO") of $0.23 per share and unit, as compared to $0.19 per share and unit in the comparable prior year period.
- Adjusted Funds from Operations ("AFFO") of $0.24 per share and unit, as compared to $0.20 per share and unit in the comparable prior year period.
- Increased total revenue 26.3% year-over year to $27.3 million, primarily driven by the Company's acquisition activity.

COMMON AND PREFERRED DIVIDENDS

- On March 2, 2021, the Board of Directors (the "Board") declared a:
  - $0.205 per share cash dividend to common stockholders of record as of March 24, 2021, which was paid on April 8, 2021.
  - $0.46875 per share cash dividend to holders of record as of April 15, 2021 of its Series A Preferred Stock, which was paid on April 30, 2021.

ACQUISITION ACTIVITY

- During the first quarter, completed four acquisitions, encompassing an aggregate 120,032 leasable square feet, for an aggregate purchase price of $42.8 million at a weighted average cap rate of 7.6%.
- Since April 1, 2021, completed five acquisitions, encompassing an aggregate 188,016 leasable square feet, for an aggregate purchase price of $58.2 million at a weighted average cap rate of 7.2%.

CAPITAL MARKETS AND DEBT ACTIVITY

- In the first quarter, raised approximately $150 million in gross proceeds, primarily through a combination of an underwritten common stock offering and ATM issuances as follows:
  - Issued 8.6 million shares of common stock at a price of $13.30 per share in a public offering, which generated $114.7 million of gross proceeds.
  - Issued 2.7 million shares of our common stock through our ATM, generating gross proceeds of $35.4 million at an average offering price of $13.07 per share.
- Subsequent to quarter end, on May 3, amended and restated its credit facility to:
  - Increase overall borrowing capacity by $150 million to $750 million. The facility is now comprised of a $350 million term loan, a $400 million revolver, and a $500 million accordion feature.
  - Convert from a secured facility to an unsecured facility, reducing administrative burden and costs.
  - Extend the initial maturity date of the revolver component of the facility to four years (with two, six-month extension options) and the maturity date of the term loan component to five years. This extends the Company's overall weighted average remaining term of debt to 4.9 years.
  - Reduce borrowing costs across the pricing grid and added a new step below 40%, as shown in the table below:

	Revolver Loan LIBOR Margin		Term Loan LIBOR Margin	
Leverage Based Pricing	Prior	Current	Prior	Current
< 40%	N/A	1.25%	N/A	1.20%
≥ 40% and < 45%	1.40%	1.35%	1.35%	1.30%
≥ 45% and < 50%	1.65%	1.50%	1.60%	1.45%
≥ 50 % and < 55%	1.90%	1.75%	1.85%	1.70%
≥ 55%	2.15%	2.00%	2.10%	1.95%

1Q-2021| Earnings Supplemental

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GLOBAL MEDICAL REIT

Business Summary

CAPITAL MARKETS AND DEBT ACTIVITY (cont'd)

- Following the equity and debt activity outlined previously, the Company's borrowing capacity under the revolver is approximately $250 million.
- Subsequent to quarter end, on May 4, entered into forward starting interest rate swaps to manage interest rate risk through the maturity of the $350 million term loan.
    - Currently, through August 2023, the Company's interest rate swaps fix the LIBOR component of the term loan rate at 1.91%.
    - Subsequently, from August 2023 to August 2024 the LIBOR component of the term loan rate will be fixed at 1.61%.
    - Finally, from August 2024 to May 2026 the LIBOR component of the term loan rate will be fixed at 1.45%.

CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY

- Our business values integrate environmental sustainability, social responsibility and strong governance practices throughout our organization.
- We continue to improve and expand our efforts in the corporate sustainability arena. During 2020 we focused on tenant outreach and data collection in order to benchmark our portfolio's energy consumption and efficiency. We completed our inaugural GRESB submission and established an ESG working group that includes a full-time employee dedicated to our environmental endeavors. We also engaged a third-party expert to assist with this project.
- During the COVID-19 pandemic, our employee engagement has remained at a high-priority, as we continue to make accommodations for health, safety, and work-life balance to ensure our team has the most support during this difficult time. We continue to modestly grow our team and have experienced no turnover during the pandemic.
- Our Board continues to lead our social and governance efforts. With its diverse composition, our Board is a strong example of inclusive leadership. From a governance perspective, the Board has continued to adopt policies with best practices in mind and has joined the National Association of Corporate Directors, a membership association chartered to increase board strategic awareness and enhance continuous improvement and effectiveness.

CLIMATE CHANGE

- We take climate change and the risks associated with climate change seriously. Though we are at our benchmarking and data collecting phase, we are committed to aligning our investment strategy with science.
- We are exploring ways to more thoroughly integrate mitigation of climate risk, should it be present, in our acquisition strategy, as well as ways to contribute to the reduction of climate impact through proactive asset management that looks for ways to incorporate renewable energy resources and energy utilization reduction.
- We stand with our communities, tenants, and stockholders in supporting meaningful solutions that address this global challenge and contribute to the sustainability of our business objectives.

1Q-2021| Earnings Supplemental

5

GLOBAL MEDICAL REIT

Condensed Consolidated Statements of Operations

(unaudited, and in thousands, except per share amounts)

	Three Months Ended				
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Revenue					
Rental revenue	$ 27,325	$ 24,895	$ 25,055	$ 22,036	$ 21,533
Other income	24	35	42	19	116
Total revenue	27,349	24,930	25,097	22,055	21,649
Expenses					
General and administrative	4,383	4,426	4,027	1,643	1,839
Operating expenses	3,687	2,612	3,619	2,336	2,303
Management fees – related party	-	-	-	2,021	2,002
Depreciation expense	7,848	7,364	6,954	6,593	5,836
Amortization expense	3,005	2,774	2,563	2,348	1,921
Interest expense	5,037	5,064	4,864	4,375	4,378
Management internalization expense	-	-	12,580	920	504
Preacquisition expense	66	98	70	147	49
Total expenses	24,026	22,338	34,677	20,383	18,832
Net income (loss)	$ 3,323	$ 2,592	$ (9,580)	$ 1,672	$ 2,817
Less: Preferred stock dividends	(1,455)	(1,455)	(1,455)	(1,455)	(1,455)
Less: Net (income) loss attributable to noncontrolling interest	(112)	(74)	767	(13)	(107)
Net income (loss) attributable to common stockholders	$ 1,756	$ 1,063	$ (10,268)	$ 204	$ 1,255
Net income (loss) attributable to common stockholders per share - basic and diluted	$ 0.03	$ 0.02	$ (0.22)	$ 0.00	$ 0.03
Weighted average shares outstanding – basic and diluted	52,671	48,496	46,908	45,404	44,182

1Q-2021| Earnings Supplemental

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GLOBAL MEDICAL REIT

Condensed Consolidated Balance Sheets

(unaudited, and in thousands, except par values)

	As of March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Assets					
Investment in real estate:					
Land	$ 133,040	$ 128,857	$ 116,123	$ 104,316	$ 101,715
Building	883,901	851,427	793,559	755,807	745,649
Site improvements	15,669	15,183	13,268	11,593	11,303
Tenant improvements	50,596	49,204	46,965	41,891	37,044
Acquired lease intangible assets	103,269	98,234	91,465	83,269	78,977
	1,186,475	1,142,905	1,061,380	996,876	974,688
Less: accumulated depreciation and amortization	(105,779)	(94,462)	(83,893)	(73,979)	(64,635)
Investment in real estate, net	1,080,696	1,048,443	977,487	922,897	910,053
Cash and cash equivalents	5,304	5,507	2,052	8,392	11,340
Restricted cash	6,096	5,246	5,210	4,945	5,536
Tenant receivables, net	5,585	5,596	6,702	5,888	5,708
Due from related parties	229	103	121	124	70
Escrow deposits	5,163	4,817	3,792	3,301	3,589
Deferred assets	21,676	20,272	18,928	17,433	16,141
Derivative asset	136	-	-	-	-
Goodwill	5,903	5,903	5,903	-	-
Other assets	5,530	5,019	5,356	3,587	3,731
Total assets	$ 1,136,318	$ 1,100,906	$ 1,025,551	$ 966,567	$ 956,168
Liabilities and Equity					
Liabilities:					
Credit Facility, net	$ 420,216	$ 521,641	$ 454,325	$ 415,850	$ 425,843
Notes payable, net	64,810	64,937	65,060	50,610	38,648
Accounts payable and accrued expenses	7,230	7,279	8,329	8,836	7,144
Dividends payable	14,482	12,470	11,843	11,281	10,949
Security deposits	4,367	4,340	5,571	5,814	6,546
Due to related party	-	-	-	1,957	1,948
Derivative liability	14,603	18,086	19,505	21,495	20,461
Other liabilities	6,793	6,171	3,090	2,417	2,414
Acquired lease intangible liability, net	7,998	8,222	8,621	5,598	3,425
Total liabilities	540,499	643,146	576,344	523,858	517,378
Equity:					
Preferred stock ($77,625 liquidation preference)	74,959	74,959	74,959	74,959	74,959
Common stock	61	49	48	46	44
Additional paid-in capital	648,949	504,789	487,114	462,607	440,220
Accumulated deficit	(127,480)	(116,773)	(107,943)	(88,037)	(78,990)
Accumulated other comprehensive loss	(14,588)	(18,219)	(19,651)	(21,654)	(20,632)
Total Global Medical REIT Inc. stockholders' equity	581,901	444,805	434,527	427,921	415,601
Noncontrolling interest	13,918	12,955	14,680	14,788	23,189
Total equity	595,819	457,760	449,207	442,709	438,790
Total liabilities and equity	$ 1,136,318	$ 1,100,906	$ 1,025,551	$ 966,567	$ 956,168

1Q-2021 | Earnings Supplemental

7

Condensed Consolidated Statements of Cash Flows 8 (unaudited, and in thousands) Three Months Ended March 31, 2021 2020 Operating activities Net income $ 3,323 $ 2,817 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation expense 7,848 5,836 Amortization of acquired lease intangible assets 2,984 1,921 Amortization of above market leases, net 60 247 Amortization of debt issuance costs and other 425 315 Stock - based compensation expense 1,715 922 Capitalized preacquisition costs charged to expense 24 7 Other 10 26 Changes in operating assets and liabilities: Tenant receivables 11 (751) Deferred assets (1,404) (1,629) Other assets and liabilities 551 28 Accounts payable and accrued expenses (287) 2,051 Security deposits 27 195 Accrued management fees due to related party — 275 Net cash provided by operating activities 15,287 12,260 Investing activities Purchase of land, buildings, and other tangible and intangible assets and liabilities (43,348) (68,457) Escrow deposits for purchase of properties 300 (100) Loan repayments ( made to ) received from related parties (127) 5 Capital expenditures on existing real estate investments (397) (211) Net cash used in investing activities (43,572) (68,763) Financing activities Net proceeds received from common equity offerings 144,312 — Payment of accrued common stock offering costs — (269) Escrow deposits required by third party lenders (646) (72) Repayment of notes payable (190) (35) Proceeds from Credit Facility 50,100 81,700 Repayment of Credit Facility (151,800) (3,600) Payment of debt issuance costs (74) (44) Dividends paid to common stockholders, and OP Unit and LTIP Unit holders (11,315) (10,031) Dividends paid to preferred stockholders (1,455) (1,455) Net cash provided by financing activities 28,932 66,194 Net increase in cash and cash equivalents and restricted cash 647 9,691 Cash and cash equivalents and restricted cash — beginning of period 10,753 7,185 Cash and cash equivalents and restricted cash — end of period $ 11,400 $ 16,876 1Q - 2021| Earnings Supplemental.

GLOBAL MEDICAL REIT

Reconciliation of Funds from Operations (FFO) & Adjusted Funds from Operations (AFFO)

(unaudited, and in thousands, except per share and unit amounts)

Non-GAAP Financial Measures

FFO and AFFO are non-GAAP financial measures within the meaning of the rules of the SEC. The Company considers FFO and AFFO to be important supplemental measures of its operating performance and believes FFO is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. In accordance with the National Association of Real Estate Investment Trusts' ("NAREIT") definition, FFO means net income or loss computed in accordance with GAAP before noncontrolling interests of holders of OP units and LTIP units, excluding gains (or losses) from sales of property and extraordinary items, less preferred stock dividends, plus real estate-related depreciation and amortization (excluding amortization of debt issuance costs and the amortization of above-market lease), and after adjustments for unconsolidated partnerships and joint ventures. Because FFO excludes real estate-related depreciation and amortization (other than amortization of debt issuance costs and above and below market lease amortization expense), the Company believes that FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from the closest GAAP measurement, net income or loss.

AFFO is a non-GAAP measure used by many investors and analysts to measure a real estate company's operating performance by removing the effect of items that do not reflect ongoing property operations. Management calculates AFFO by modifying the NAREIT computation of FFO by adjusting it for certain cash and non-cash items and certain recurring and non-recurring items. For the Company these items include: (a) recurring acquisition and disposition costs, (b) loss on the extinguishment of debt, (c) recurring straight line deferred rental revenue, (d) recurring stock-based compensation expense, (e) recurring amortization of above and below market leases, (f) recurring amortization of debt issuance costs, (g) recurring lease commissions, (h) management internalization costs (including a one-time expense related to the settlement of a preexisting contractual relationship) and (i) other items.

Management believes that reporting AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. The Company's FFO and AFFO computations may not be comparable to FFO and AFFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, that interpret the NAREIT definition differently than the Company does, or that compute FFO and AFFO in a different manner.

	Three Months Ended				
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Net income (loss)	$ 3,323	$ 2,592	$ (9,580)	$ 1,672	$ 2,817
Preferred stock dividends	(1,455)	(1,455)	(1,455)	(1,455)	(1,455)
Depreciation and amortization expense	10,826	10,112	9,517	8,941	7,757
FFO	$ 12,694	$ 11,249	$ (1,518)	$ 9,158	$ 9,119
Internalization expense – settlement of a preexisting contractual relationship	-	-	12,094	-	-
Internalization expense - other transaction costs	-	-	486	920	504
Amortization of above market leases, net	60	32	69	157	247
Straight line deferred rental revenue	(1,404)	(1,344)	(1,520)	(1,259)	(1,557)
Stock-based compensation expense	1,715	1,928	1,572	897	922
Amortization of debt issuance costs and other	425	420	396	319	315
Preacquisition expense	66	98	70	147	49
AFFO	$ 13,556	$ 12,383	$ 11,649	$ 10,339	$ 9,599
Net income (loss) attributed to common stockholders basic and diluted	$ 0.03	$ 0.02	$ (0.22)	$ 0.00	$ 0.03
FFO per share and unit	$ 0.23	$ 0.22	$ (0.03)	$ 0.19	$ 0.19
AFFO per share and unit	$ 0.24	$ 0.24	$ 0.23	$ 0.21	$ 0.20
Weighted Average Common Shares, OP and LTIP Units:					
Common shares	52,671	48,496	46,908	45,404	44,182
OP units	1,764	1,941	1,958	2,023	2,772
LTIP units	1,882	1,639	1,367	1,088	920
Total Weighted Average Shares and Units	56,317	52,076	50,233	48,515	47,874

1Q-2021| Earnings Supplemental

9

Capitalization and Dividend Summary 10 1Q - 2021| Earnings Supplemental (unaudited, and in thousands, except per share data) (1) Redeemable by the Company on or after September 15, 2022 at redemption price ($25 per share) plus accrued and unpaid dividends. (2) Based on the closing price of the Company’s common stock on March 31, 2021. (3) We have entered into interest rate swaps to hedge our interest rate risk on the Term debt. $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 Debt Preferred Equity Common Equity and OP Units $350,000 $73,500 Revolver $65 ,582 Term (3) Credit Facility Other Capitalization Summary Debt As of March 31, 2021 Credit Facility, gross $ 423,500 Notes Payable, gross 65,582 Total Debt $ 489,082 Preferred Equity Series A Cumulative Redeemable Preferred Stock (1) $ 74,959 Common Equity/OP Units Common Stock (60,794 shares) $ 797,009 OP Units (1,764 units) (2) 23,126 Total Common Equity/OP Units 820,135 Total Capitalization $ 1,384,176 Capitalization Statistics Debt Statistics: As of March 31, 2021 Weighted Average Interest Rate 3.66% Weighted Average Maturity 2.58 years Leverage Ratio 41.1% Fixed Charge Coverage Ratio 2.88x Preferred Stock Statistics: As of March 31, 2021 Shares Outstanding 3,105 Liquidation Preference Per Share $25 Dividend Rate 7.50% Common Stock Statistics: As of March 31, 2021 Shares Outstanding 60,794 Stock Price $ 13.11 Annual Dividend Yield 6.14% Target AFFO Payout Ratio 80% - 85% Dividend Summary Common Dividends Record Date Payment Date Dividend (per share) 6/25/2020 7/9/2020 $ 0.200 9/24/2020 10/8/2020 0.200 12/28/2020 1/11/2021 0.200 3/24/2021 4/8/2021 0.205 Total $ 0.805 Preferred Dividends Record Date Payment Date Dividend (per share) 7/15/2020 7/31/2020 $ 0.46875 10/15/2020 10/31/2020 0.46875 1/15/2021 2/1/2021 0.46875 4/15/2021 4/30/2021 0.46875 Total $ 1.87500

GLOBAL MEDICAL REIT

Acquisitions

1Q21 Completed Acquisitions and To-Date 2Q21 Acquisitions

Date	Property	City, State	Leasable Square Feet		Purchase Price[1] (in thousands)		Annualized Base Rent[2] (in thousands)	Capitalization Rate[3]
1/12/2021	El Paso Cardiology	El Paso, TX	27,750	$	9,850	$	757	7.7%
1/15/2021	DaVita & VA	Syracuse, NY	35,585		6,091		507	8.3%
1/15/2021	West El Paso ASC	El Paso, TX	22,700		9,500		688	7.2%
3/9/2021	Kindred Health Behavioral	Fort Worth, TX	33,997		17,400		1,312	7.5%
	First Quarter Total		**120,032**	**$**	**42,841**	**$**	**3,264**	**7.6%**
4/6/2021	St. Lucie Surgery Center	Port St. Lucie, FL	14,000	$	4,725	$	353	7.5%
4/13/2021	Physicians Primary Care	Cape Coral, FL	81,581		31,200		2,190	7.0%
4/16/2021	DaVita & Amsurg ASC	Dallas, TX	20,296		6,250		435	7.0%
4/19/2021	Stanford / Altru	East Grand Forks, MN	61,995		9,600		706	7.4%
4/21/2021	Fresenius Kidney Care	Coos Bay, OR	10,144		6,400		481	7.5%
	Second Quarter To-Date Total		**188,016**	**$**	**58,175**	**$**	**4,165**	**7.2%**
	2021 Total/Weighted Average To-Date		**308,048**	**$**	**101,016**	**$**	**7,429**	**7.4%**

(1) Represents contractual purchase price.
(2) March 31, 2021 base rent or month of acquisition base rent multiplied by 12 (or actual NOI for where more reflective of property performance).
(3) Capitalization rates are calculated based on current lease terms and do not give effect to future recent escalations.

Acquisitions Under Contract

As of May 5, 2021, the Company had three properties under contract for a total purchase price of approximately $32.3 million. The properties are currently in the due diligence review period. If the Company identifies problems with the properties or the operators during our review, it may not close on the transactions on a timely basis, or it may terminate the transactions.

1Q-2021| Earnings Supplemental 11

Portfolio Update 12 Gross Investment in Real Estate (in billions) $ 1.2 Total Buildings 145 Total Leasable Square Feet 3,816,397 Total Tenants 117 Leased Occupancy 99.1% Total Annualized Base Rent (in thousands) $91,380 National and Regional Healthcare Tenants (1) ABR 93.6% Portfolio Rent Coverage 4.6x Weighted Average Cap Rate 7.9% Weighted Average Lease Term (years) 7.9 Weighted Average Rent Escalations 2.1% (as of March 31, 2021 unless otherwise stated) 1Q - 2021| Earnings Supplemental (1) National and Regional Healthcare Tenants include health systems, national operators, and regional physician groups. Note: se e p age 20 for footnotes. $94.1 $206.9 $471.5 $647.6 $905.5 $1,142.9 $1,186.5 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 IPO 2016 2017 2018 2019 2020 1Q - 2021 Gross Portfolio Growth Since IPO - (In Millions) Gross Real Estate Assets Gross Real Estate Investments During Quarter

Portfolio Update (continued) 13 1Q - 2021| Earnings Supplemental (1) Monthly base rent as of March 31, 2021 multiplied by 12 (2) Other includes Office ( 2.8%), Acute Hospital ( 2.6%), LTACH ( 2.6%), Behavioral Hospital (1.4%), and FSED ( 1.0%) MOB Total - 62.0% IRF - 20.4% Surgical Hospital - 7.2% Other - 10.4% MOB Total 62.0% MOB 38.8% MOB/ASC 18.6% MOB/Imaging/ER 4.6% IRF 20.4% Surgical Hospital 7.2% Other (2) 10.4% Texas 20.8% Ohio 8.1% Florida 7.4% Arizona 7.3% Pennsylvania 6.7% Oklahoma 6.2% Illinois 4.7% Michigan 4.7% Tennessee 3.3% Virginia 3.3% Other 27.5% TX - 20.8% OH - 8.1% FL - 7.4% AZ - 7.3% PA - 6.7% OK - 6.2% IL - 4.7% MI - 4.7% VA - 3.3% TN - 3.3% Other - 27.5% Top 10 States % of Annualized Base Rent (1) Asset Types % of Annualized Base Rent (1) (as of March 31, 2021)

Tenant Metrics Year Number of Leases Leasable Square Feet % of Total Leasable SF ABR % of Total ABR 2021 6 21,388 0.6% $ 357 0.4% 2022 17 77,227 2.0% 1,515 1.7% 2023 15 235,218 6.2% 5,581 6.1% 2024 39 675,601 17.7% 14,735 16.1% 2025 9 235,288 6.2% 6,401 7.0% 2026 26 413,637 10.8% 7,427 8.1% 2027 18 328,382 8.6% 9,070 9.9% 2028 7 112,185 2.9% 2,877 3.1% 2029 17 316,339 8.3% 9,272 10.1% 2030 12 278,731 7.3% 6,643 7.3% Thereafter 39 1,088,902 28.5% 27,502 30.1% Total Leased 205 3,782,898 99.1% $ 91,380 100.0% Current Vacancy 33,499 0.9% Total Leasable 3,816,397 100.0% 14 1Q - 2021| Earnings Supplemental (as of March 31, 2021 unless otherwise stated) *See page 20 for footnotes Tenant Credit Strength By Asset Type Category % of ABR Rent Coverage Ratio* Inpatient Rehab Facility (IRF) 18.7% 3.5x Surgical Hospital (SH) 7.2% 3.0x Long - Term Acute Care Hospital (LTAC) 2.6% 3.2x TOTAL/WEIGHTED AVERAGE 28.5% 3.3x Medical Office Building (MOB) 16.3% 6.6x MOB/Ambulatory Surgery Center (ASC) 17.0% 4.8x TOTAL/WEIGHTED AVERAGE 33.3% 5.7x All Tenants Calculated for Rent Coverage 61.8% 4.6x Large/Credit Tenants Not Calculated 29.6% N/A Other Tenants Not Available 8.6% N/A Top 10 Tenants % of Annualized Base Rent (1) 7.8% 7.0% 6.0% 4.1% 3.4% 3.3% 3.0% 2.9% 2.7% 2.6% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% Lease Expiration ($ in thousands) Rent Coverage 93.6% 6.4% National & Regional Healthcare Tenants (2) 93.6% Unaffiliated 6.4% Tenant Affiliations % of Annualized Base Rent (1) (1) Monthly base rent as of March 31, 2021 multiplied by 12 (2) National and Regional Healthcare Tenants include health systems, national operators, and regional physician groups

Top 10 Tenant Profiles 15 1Q - 2021| Earnings Supplemental Encompass Health (Ba 3 ) (NYSE : EHC), headquartered in Birmingham, AL is a national leader in integrated healthcare services offering both facility - based and home - based patient care through its network of inpatient rehabilitation hospitals, home health agencies and hospice agencies . With a national footprint that spans 136 hospitals and 328 home health & hospice locations in 39 states and Puerto Rico, Encompass Health is committed to delivering high - quality, cost - effective care across the healthcare continuum . Encompass Health is ranked as one of Fortune's 100 Best Companies to Work For, as well as Modern Healthcare's Best Places to Work . Kindred Healthcare, LLC is a healthcare services company based in Louisville, KY with annual revenues of approximately $ 3 . 1 billion . At June 30 , 2020 , Kindred through its subsidiaries had approximately 32 , 000 employees providing healthcare services in 1 , 731 locations in 46 states, including 64 long - term acute care hospitals, 22 inpatient rehabilitation hospitals, 10 sub - acute units, 94 inpatient rehabilitation units (hospital - based), contract rehabilitation service businesses which served 1 , 541 non - affiliated sites of service, and behavioral health services . Kindred is ranked as one of Fortune magazine’s Most Admired Healthcare Companies for nine years . Marietta Memorial Health System (MMH), (BB - ) is headquartered in Marietta, OH, and is the largest health system in the Parkersburg - Marietta - Vienna MSA . The largest employer in Washington County, MMH comprises (i) two hospitals, Marietta Memorial Hospital ( 205 - bed) and Selby General Hospital ( 35 - bed) critical access hospital ; (ii) the Belpre Campus ; (iii) ten clinic outpatient service sites ; and (iv) five imaging locations and has over 2 , 500 employees and 211 accredited physicians . In August 2020 , a critical access hospital, Sistersville General Hospital, joined Memorial Health System . Oklahoma Center for Orthopedic & Multi - Specialty Surgery, LLC (OCOM) is based Oklahoma City, OK and affiliated with USPI and INTEGRIS, and is a leading hospital for orthopedic specialists . OCOM operates a surgical hospital with six operating rooms, nine treatment rooms and a physical therapy department, an ancillary surgery center, and multiple imaging centers in throughout Oklahoma City . Trinity Health is one of the largest multi - institutional Catholic health care delivery systems in the nation, rated Aa 3 by Moody’s, serving diverse communities that include more than 30 million people across 22 states . Trinity Health includes 92 hospitals, as well as 106 continuing care locations that include PACE programs, senior living facilities, and home care and hospice services . Based in Livonia, Michigan, Trinity Health employs about 125 , 000 colleagues, including 7 , 500 employed physicians and clinicians . TeamHealth Holdings is one of the largest providers of physician outsourcing in the United States, with a network of affiliated physicians and advanced practice clinicians across more than 3 , 100 civilian and military hospitals, clinics and physician groups in 47 states . Blackstone acquired TeamHealth for $ 6 . 1 billion in 2017 . Spectrum Healthcare Resources is a division of TeamHealth dedicated to providing permanent, civilian - contracted medical professionals exclusively to U . S . military treatment facilities (MTFs), VA clinics and other Federal agencies through program development and healthcare services delivery . Carrus Hospital is located in Sherman, TX and provides acute rehabilitative care and long term acute care . Accredited with The Joint Commission’s Gold Seal of Approval, Carrus Hospital serves Sherman, Durant, Denison, Gainesville, Denton, McKinney, Plano, Bonham, Lewisville, Carrollton, Fort Worth, Dallas, Oklahoma City and beyond . Steward Health Care is the largest physician - owned, private, for - profit health care network in the U . S . – attending to 2 . 2 million people during more than 12 million physician and hospital visits annually . Headquartered in Dallas, Steward's integrated health care model employs 42 , 000 people at 35 hospitals and hundreds of urgent care, skilled nursing, and primary and specialty care medical practice locations across 11 states and the country of Malta, serving over 800 communities . Wake Forest Baptist Health (A 2 ) is a regional health system that includes five community hospitals and 300 + primary and specialty clinics serving residents of 24 counties in North Carolina and Virginia . In early October 2020 , Wake Forest Baptist Health, including Wake Forest School of Medicine, officially completed its combination with the Charlotte - based Atrium Health (Aa 3 ) . The new Atrium Health enterprise, an academic health system, services more than 7 million people at 42 hospitals and more than 1 , 500 care locations across the region with over 70 , 000 teammates and educates over 3 , 500 students in more than 100 specialized programs . The immediate direct and indirect annual economic and employment impact from the combined enterprise exceeds $ 32 billion and 180 , 000 jobs . Pipeline Health is a privately-held, community-based hospital ownership and management company based in Los Angeles . The principals of Pipeline Health have more than 250 years of collective experience in clinical medicine, finance, hospital operations and acquisitions . Pipeline’s growing business, through its affiliates, includes : Emergent Medical Associates, a leading provider of ER serving 20 + hospital sites and 900 , 000 patients annually ; Integrated Anesthesia Medical Group, with 100 providers performing 15 , 000 procedures annually ; Avanti Hospitals, a Los Angeles health system with four hospitals, 400 + beds and 55 , 000 ER visits annually ; Cloudbreak, a telemedicine company with 75 , 000 monthly encounters in 700 hospitals ; Pacific Healthworks, a physician practice management company ; and Benchmark Hospitalists ; four community hospitals in Chicago and Dallas .

GLOBAL MEDICAL REIT

Real Estate Portfolio

(as of March 31, 2021, see page 20 for footnotes)

Property	Location	# of Bldgs	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent [1] ($ in 000's)	Annualized Rent Per Square Foot [3]	Tenant/Guarantor [2]
Select Medical Hospital	Omaha, NE	1	LTACH	41,113	2.4	$1,926	$46.85	Select Specialty Hospital – Omaha, Inc./Select Medical Corporation
Orthopedic Surgery Center of Asheville	Asheville, NC	1	ASC	8,840	1.0	$267	$30.25	Orthopedic Surgery Center of Asheville/Surgery Partners
Associates in Ophthalmology	West Mifflin, PA	1	MOB/ASC	27,193	9.6	$832	$30.58	Associates Surgery Centers, LLC, Associates in Ophthalmology, Ltd.
Gastro One	Memphis, TN	6	MOB/ASC	52,266	6.8	$1,393	$26.66	Gastroenterology Center of the MidSouth
Legent Hospital for Special Surgery	Plano, TX	1	Surgical Hospital	24,000	14.9	$1,411	$58.78	Star Medical Center/Lumin Health
Surgical Institute of Michigan	Detroit, MI	1	MOB/ASC	15,018	5.1	$419	$27.93	Surgical Institute of Michigan/Surgical Management Professionals
Marina Towers	Melbourne, FL	1	MOB/Img	75,899	5.1	$0	$0.00	Marina Towers, LLC/First Choice Healthcare Solutions, Inc.
Berks Physicians & Surgeons	Wyomissing, PA	1	MOB	17,000	5.4	$477	$28.05	Berks Eye Physicians & Surgeons
Berks Eye Surgery Center	Wyomissing, PA	1	ASC	6,500	5.4	$255	$39.26	Berkshire Eye
East Orange General Hospital	East Orange, NJ	1	MOB	60,442	5.7	$1,131	$18.71	Prospect Medical Holdings, Inc.
Brown Clinic	Watertown, SD	3	MOB/Img	48,132	10.6	$765	$15.90	Brown Clinic
Northern Ohio Medical Specialists	Sandusky, OH	8	MOB	55,760	6.7	$930	$16.68	Northern Ohio Medical Specialists
Carson Medical Group Clinic	Carson City, NV	2	MOB	20,632	2.7	$387	$18.77	Carson Medical Group
Piedmont Healthcare	Ellijay, GA	3	MOB	44,162	5.3	$398	$9.01	Piedmont Mountainside Hospital, Inc.
Encompass Altoona	Altoona, PA	1	IRF	70,007	10.2	$1,693	$24.18	Encompass
Encompass Mechanicsburg	Mechanicsburg, PA	1	IRF	78,836	10.2	$1,901	$24.11	Encompass
Encompass Mesa	Mesa, AZ	1	IRF	51,903	3.7	$1,925	$37.09	Encompass
Geisinger Specialty Care	Lewisburg, PA	1	MOB/Img	28,480	2.2	$566	$19.87	Geisinger Health
Southwest Florida Neurological & Rehab	Cape Coral, FL	1	MOB	25,814	5.9	$573	$22.19	Southwest Florida Neurosurgical Associates
Las Cruces MOB	Las Cruces, NM	1	MOB	15,761	0.0	$0	$0.00	Vacant
Thumb Butte Medical Center	Prescott, AZ	1	MOB	12,000	6.0	$405	$33.77	Thumb Butte Medical Center/Physician Guaranty
Southlake Heart & Vascular Institute	Clermont, FL	1	MOB	18,152	1.7	$390	$21.51	Orlando Health, Southlake Hospital, Vascular Specialists of Central Florida
Oklahoma Center for Orthopedic & Multi-Specialty Surgery	Oklahoma City, OK	3	Surgical Hospital/ Physical Therapy/ASC	97,406	12.2	$3,717	$38.16	OCOM/INTEGRIS; USPI; physician guaranty
Unity Family Medicine	Brockport, NY	1	MOB	29,497	9.7	$670	$22.72	Unity Hospital of Rochester
Lonestar Endoscopy	Flower Mound, TX	1	ASC	10,062	5.6	$312	$31.02	Lonestar Endoscopy Center, LLC
Carrus Specialty Hospital	Sherman, TX	1	IRF/LTACH	69,352	16.3	$2,752	$39.68	SDB Partners, LLC

1Q-2021| Earnings Supplemental

16

GLOBAL MEDICAL REIT

Real Estate Portfolio

(as of March 31, 2021, see page 20 for footnotes)

Property	Location	# of Bldgs	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent [1] ($ in 000's)	Annualized Rent Per Square Foot [3]	Tenant/Guarantor [2]
Cardiologists of Lubbock	Lubbock, TX	1	MOB	27,280	8.5	$637	$23.35	Lubbock Heart Hospital/Surgery Partners, Inc.
Conrad Pearson Clinic	Germantown, TN	1	MOB/ASC	33,777	3.2	$1,579	$46.76	Urology Center of the South/Physician guarantees
Central Texas Rehabilitation Clinic	Austin, TX	1	IRF	59,258	6.2	$3,152	$53.19	CTRH, LLC / Kindred Health
GI Alliance	Fort Worth, TX	1	MOB	18,084	7.3	$464	$25.69	Texas Digestive Disease Consultants
Albertville Medical Building	Albertville, MN	1	MOB	21,486	7.8	$507	$23.58	Stellis Health
Heartland Clinic	Moline, IL	1	MOB/ASC	34,020	12.3	$948	$27.86	Heartland Clinic
Kansas City Cardiology	Lee's Summit, MO	1	MOB	12,180	3.8	$292	$23.96	Kansas City Cardiology
Amarillo Bone & Joint Clinic	Amarillo, TX	1	MOB	23,298	8.8	$630	$27.06	Amarillo Bone & Joint Clinic
Respiratory Specialists	Wyomissing, PA	1	MOB	17,598	6.8	$430	$24.41	Berks Respiratory
Zion Eye Institute	St. George, UT	1	MOB/ASC	16,000	8.8	$424	$26.53	Zion Eye Institute
Fresenius Kidney Care	Moline, IL	2	MOB	27,173	10.2	$548	$20.17	Quad City Nephrology/Fresenius Medical Care Holdings
Northern Ohio Medical Specialists	Fremont, OH	1	MOB	25,893	8.9	$655	$25.31	Northern Ohio Medical Specialists
Gainesville Eye	Gainesville, GA	1	MOB/ASC	34,020	9.0	$824	$24.22	SCP Eyecare Services
City Hospital at White Rock	Dallas, TX	1	Acute Hospital	236,314	17.0	$2,412	$10.20	Pipeline East Dallas
Orlando Health	Orlando, FL	5	MOB	59,644	3.1	$1,294	$21.70	Orlando Health
Memorial Health System	Belpre, OH	4	MOB/Img/ER/ASC	155,600	10.0	$5,482	$35.23	Marietta Memorial
Valley ENT	McAllen, TX	1	MOB	30,811	8.5	$457	$14.83	Valley ENT
Rock Surgery Center	Derby, KS	1	ASC	16,704	6.2	$0	$0.00	Rock Surgery Center/Rock Medical Assets
Foot and Ankle Specialists	Bountiful, UT	1	MOB	22,335	12.7	$395	$17.69	Foot and Ankle Specialists of Utah / physician guaranty
TriHealth	Cincinnati, OH	1	MOB	18,820	4.0	$313	$16.64	TriHealth
Cancer Center of Brevard	Melbourne, FL	1	Cancer Center	19,074	9.8	$563	$29.50	Brevard Radiation Oncology / Vantage Oncology
Heartland Women's Healthcare	Southern IL	6	MOB	64,966	8.56	$1,231	$18.95	Heartland Women's Healthcare / USA OBGYN Management
Prospect Medical	Vernon, CT	2	MOB/Dialysis/Adm	58,550	10.53	$809	$13.82	Prospect ECHN / Prospect Medical Holdings, Inc.
Citrus Valley Medical Associates	Corona, CA	1	MOB	41,803	9.8	$1,253	$29.96	Citrus Valley Medical Associates
AMG Specialty Hospital	Zachary, LA	1	LTACH	12,424	15.3	$415	$33.41	AMG Specialty Hospital
East Valley Gastroenterology & Hepatology Associates	Chandler, AZ	3	MOB/ASC	39,305	8.8	$1,257	$31.99	East Valley Gastroenterology & Hepatology Associates/USPI

1Q-2021 | Earnings Supplemental

17

GLOBAL MEDICAL REIT

Real Estate Portfolio

(as of March 31, 2021, see page 20 for footnotes)

Property	Location	# of Bldgs	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent (1) ($ in 000's)	Annualized Rent Per Square Foot (3)	Tenant/Guarantor (2)
Encompass Health Rehabilitation Hospital of Desert Canyon	Las Vegas, NV	1	IRF	53,260	4.2	$1,622	$30.45	Encompass Health
Cobalt Rehabilitation Hospital of Surprise	Surprise, AZ	1	IRF	54,575	13.8	$2,071	$37.95	Cobalt Rehabilitation
Saint Joseph Rehabilitation Institute	Mishawaka, IN	1	IRF	45,920	3.8	$1,523	$33.17	Trinity
Mercy Rehabilitation Hospital Oklahoma City	Oklahoma City, OK	1	IRF	53,449	14.6	$1,967	$36.79	Kindred/ Mercy
California Cancer Associates for Research and Excellence (cCare)	San Marcos, CA	1	MOB	20,230	6.4	$885	$43.77	California Cancer Associates for Research and Excellence (cCare)
East Lansing Medical Office Portfolio	Lansing, MI	3	MOB/ASC	42,817	7.2	$860	$20.10	Genesis Surgery Center
Bannockburn Medical Office	Bannockburn, IL	1	MOB	44,063	5.2	$531	$12.04	Illinois Bone and Joint Institute
Advocate Dryer Clinic	Aurora, IL	1	Office	50,000	4.2	$1,050	$20.99	Advocate Dryer Clinic
Mission Health Medical Office	Livonia, MI	1	MOB	62,311	2.1	$821	$13.17	Trinity Health/ Ascension
Covenant Surgical Partners - Arizona Centers for Digestive Health	Gilbert, AZ	1	MOB/ASC	14,052	8.5	$400	$28.44	Covenant Surgical Partners
MedExpress - Urgent Care MSO	Morgantown, WV	1	Office	25,000	8.3	$600	$24.00	MedExpress - Urgent Care MSO
Steward - Medical Center of Southeast Texas	Beaumont, TX	1	Surgical Hospital	84,674	4.6	$2,614	$30.87	Steward - Medical Center of Southeast Texas
HCA - St. David's Healthcare Partnership	Bastrop, TX	1	FSED	28,500	3.3	$935	$32.81	HCA - St. David's Healthcare Partnership
EyeSouth Partners - Eye Center South	Panama City, FL	3	MOB/ASC	34,624	13.6	$907	$26.20	EyeSouth Partners - Eye Center South
Southeast Orthopedic Specialists	Jacksonville, FL	2	MOB	20,869	13.7	$628	$30.09	Southeast Orthopedic Specialists
Indiana Eye Clinic	Greenwood, IN	1	MOB/ASC	16,553	12.2	$409	$24.72	Indiana Eye Clinic
Wake Forest Baptist Health - High Point	High Point, NC	1	MOB	97,811	2.2	$1,869	$19.10	Wake Forest Health Network
Mercy Medical Center	Clinton, IA	1	MOB/ASC	115,142	3.3	$1,282	$11.13	Trinity Health
Columbia St. Mary's Hospital Milwaukee	West Allis, WI	1	MOB	33,670	3.6	$664	$19.73	Ascension
Grand Rapids Ophthalmology	Grand Rapids, MI	4	MOB/ASC	95,108	6.6	$2,165	$22.77	Blue Sky Vision
Spectrum Healthcare Resources	Dumfries, VA	1	MOB	99,718	3.5	$1,743	$17.48	Team Health Holdings
St. Joseph's Mercy Hospital	Centerville, IA	1	MOB	15,748	9.9	$367	$23.30	Catholic Health Initiatives-Iowa Corp.
Spectrum Healthcare Resources	Fairfax, VA	1	MOB	73,653	3.5	$1,265	$17.17	Team Health Holdings
Franklin Square Center	Rosedale, MD	2	MOB	96,596	4.6	$1,568	$16.23	MedStar Family Choice, Inc.
BIOMAT USA Plasma Center	Lancaster, TX	1	Plasma Center	10,800	8.0	$452	$41.85	Grifols
Wake Forest Baptist Health - Winston-Salem	Winston-Salem, NC	1	MOB	45,525	3.8	$604	$13.26	North Carolina Baptist Hospital

1Q-2021 | Earnings Supplemental 18

GLOBAL MEDICAL REIT

Real Estate Portfolio

(as of March 31, 2021, see page 20 for footnotes)

Property	Location	# of Bldgs	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent [1] ($ in 000's)	Annualized Rent Per Square Foot [1]	Tenant/Guarantor [2]
DaVita Portfolio	Decatur, GA/ Jackson, TN	2	MOB	36,092	5.5	$759	$21.04	DaVita
Prevea Portfolio	Sheboygan, WI/ Plymouth, WI	2	MOB	40,250	5.0	$1,016	$25.24	Hospital Sisters Services
FCS Cancer Portfolio	Spring Hill, FL/ Hudson, FL	3	MOB/Img	45,233	7.8	$1,277	$28.23	Florida Cancer Specialists & Research Institute
Physicians Alliance Surgery Center	Cape Girardeau, MO	1	ASC	13,201	5.5	$592	$44.81	Physicians Alliance
Tuscany Medical Plaza	Yuma, AZ	2	MOB	24,000	4.0	$569	$23.71	Yuma Regional Medical Center
Blossom Bariatrics	Las Vegas, NV	2	MOB/ASC	16,015	11.8	$496	$30.99	Blossom Bariatrics
Clearway Pain Solutions	Pensacola, FL	3	MOB/ASC	32,189	8.8	$654	$20.32	Clearway Pain Solutions
Gulf Coast Clinic	Venice, FL	2	MOB	24,073	5.5	$483	$20.08	Gulf Coast Medical Group
Mesa Medical Office Building	El Paso, TX	1	MOB	27,750	3.5	$757	$27.27	El Paso Cardiology Associates
West El Paso Surgical Center	El Paso, TX	3	MOB/ASC	22,700	8.6	$688	$30.30	Sun City Orthopaedic & Hand Surgery Specialists
Syracuse - 910 Erie Blvd East	Syracuse, NY	1	MOB	35,585	8.2	$507	$14.26	DaVita
WellBridge Fort Worth	Fort Worth, TX	1	Behavioral Hospital	33,997	8.3	$1,312	$38.60	Kindred Healthcare
Total Portfolio/Average		**145**		**3,816,397**	**7.9**	**$91,380**	**$23.94**	

1Q-2021| Earnings Supplemental
19

Disclosures Rent Coverage Ratio (see pages 12 and 14 ) For purposes of calculating our portfolio weighted - average EBITDARM coverage ratio (“Rent Coverage Ratio”), we excluded credit - rated tenants or their subsidiaries for which financial statements were either not available or not sufficiently detailed . These ratios are based on latest available information only . Most tenant financial statements are unaudited and we have not independently verified any tenant financial information (audited or unaudited) and, therefore, we cannot assure you that such information is accurate or complete . Certain other tenants (approximately 9 % of our portfolio) are excluded from the calculation due to (i) lack of available financial information or (ii) receipt of significant COVID - 19 relief funds that may cause reported coverage to differ materially from underlying performance . Additionally, our Rent Coverage Ratio adds back physician distributions and compensation . Management believes all adjustments are reasonable and necessary . Real Estate Portfolio (see pages 16 , 17 , 18 and 19 ) Data as of March 31, 2021. (1) Monthly base rent at March 31, 2021 multiplied by 12 (or actual NOI where more reflective of property performance). In addition, Marina Towers and Rock Surgery C ent er are presented on a cash - collected basis. Accordingly, this methodology produces an annualized amount as of a point in time but does not take into account future contr act ual rental rate increases . (2) Certain lease guarantees are for less than 100% of the contractual rental payments. Additional Information The information in this document should be read in conjunction with the Company’s Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, Current Reports on Form 8 - K, and other information filed with, or furnished to, the SEC . You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13 (a) or 15 (d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www . globalmedicalreit . com) under “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC . The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into, this Earnings Supplemental . You also can review these SEC filings and other information by accessing the SEC’s website at http : //www . sec . gov . Certain information contained in this package, including, but not limited to, information contained in our Top 10 tenant profiles is derived from publicly - available third - party sources . The Company has not independently verified this information and there can be no assurance that such information is accurate or complete . 20 (as of March 31, 2021) 1Q - 2021| Earnings Supplemental

Evelyn Infurna Evelyn.Infurna@icrinc.com 203.682.8265 www.globalmedicalreit.com NYSE: GMRE INVESTOR RELATIONS